AMENDMENT TO CONTRACT OF SALE

         This Amendment to Contract of Sale ("Amendment") is made and entered into as of March 6, 2003 by and between UCV, L.P., a California limited partnership having an address at 7415 Carroll Road, Suite C, San Diego, California 92121 ("Seller") and Mark S. Schmidt Living Trust utd 2/5/92, having an address at 10731 Treena Street, Suite 200, San Diego, California 92131 ("Purchaser").

         Whereas, Seller and Purchaser entered into that certain Contract of Sale dated February 14, 2003 (the "Agreement") with respect to the matters set forth therein. The Agreement is incorporated herein and made part hereof by this reference.

         Whereas, Seller and Purchaser desire to enter into this Amendment for purposes of amending the Purchase Price as set forth in the Agreement.

         NOW, THEREFORE, for valuable consideration, receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser agree to amend the Agreement as follows:

1. Definitions. Any capitalized term used but not defined herein shall have the same meaning assigned to it in the Agreement.

2. Purchase Price Amendment. Notwithstanding anything to the contrary in the Agreement, the Purchase Price for the Property shall be the sum of Fifty-Eight Million Four Hundred Thousand Dollars ($58,400,000.00).

3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

4. Force And Effect. All other terms not amended hereby shall remain unchanged and of full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

           SELLER:
                           UCV, L.P., a California limited partnership

                           By:      UCVNV, Inc., a Nevada corporation,
                                    its general partner

                                    By:      _______________________
                                             Name:    Harold S. Elkan
                                             Title:   President

        PURCHASER:
                           Mark S. Schmidt Living Trust udt 2/5/92


                           By:  _____________________________________
                                    Mark S. Schmidt, Trustee